Exhibit 99.1

Genworth Financial

Built on GE Heritage

FIRST QUARTER 2004
SECOND QUARTER 2004
THIRD QUARTER 2004
SELECTED FINANCIAL INFORMATION

DECEMBER 14, 2004

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

Dear Investor/Analyst,

In advance of our Strategic Update meeting on December 15, 2004, we have prepared certain adjusted pro forma financial information, contained in this report, that reflects an upcoming change in the basis for the presentation of our pro forma financial results. We believe it is useful to investors and analysts for us to communicate this change, along with the resulting adjustments to our previously published pro forma financial information, in advance of year-end reporting.

Adjustments for pro forma financial information typically are required, consistent with SEC regulations, to be prepared assuming the relevant transactions were consummated at the beginning of the most recent fiscal year presented. In our case, this means that the pro forma financial information previously provided for the first three quarters of 2004 assumed that all transactions effected in connection with our IPO had an effective date of January 1, 2003, the beginning of the most recent fiscal year currently presented. Beginning with the publication of our financial information for fiscal year 2004, consistent with SEC regulations, this assumed effective date will change to January 1, 2004.

The change in the assumed effective date will impact the pro forma adjustments related to the reinsurance transactions that we entered into during the second quarter of 2004. The after-tax impact of this change is a $6 million reduction of our pro forma net earnings for the nine months ended September 30, 2004. This impact is reflected entirely in the Retirement Income and Investments segment, where most of the reinsured business was written. The change in the assumed effective date does not have any impact on the pro forma adjustments relating to the other transactions effected in connection with our IPO, including adjustments related to businesses that were not transferred to us and adjustments for changes in our capitalization.

This report provides our previously published pro forma financial information, as adjusted for the upcoming change in the assumed effective date. Please note that this report provides only adjusted pro forma financial information that differs from previously published pro forma financial information as a result of the upcoming change.

Please call if you have any additional questions.

Regards,

Jean Peters

Senior Vice President

Investor Relations and Corporate Communications

804 662-2693

Alicia Charity

Vice President

Investor Relations

804 662-2248

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

Basis of Presentation of Financial Information

As part of a corporate reorganization effected in connection with the company’s IPO, the company acquired substantially all of the assets and liabilities of GE Financial Assurance Holdings, Inc. (GEFAHI), an indirect subsidiary of GE. The company also acquired certain other insurance businesses that were owned by other GE subsidiaries but managed by members of the company’s management team. In consideration for the assets that the company acquired and the liabilities that the company assumed, the company issued various equity and debt securities to GEFAHI.

The company has prepared its historical financial information as if the company had been in existence throughout all relevant periods. The historical financial information through the date of the corporate reorganization (May 24, 2004) includes all businesses that were owned by GEFAHI, including those that were not transferred to the company, as well as the other insurance businesses that the company acquired from other GE subsidiaries in connection with the corporate reorganization. As a result, the company’s historical financial information for periods prior to the corporate reorganization is not comparable to historical financial information for periods ending after that date.

Prior to the completion of the IPO, the company entered into several significant reinsurance transactions with Union Fidelity Life Insurance Company (UFLIC), an indirect subsidiary of GE. As part of these transactions, the company ceded to UFLIC, effective as of January 1, 2004, policy obligations under all of its in-force structured settlement contracts, which had reserves of $12.0 billion, and substantially all of its in-force variable annuity contracts, which had general account reserves of $2.8 billion and separate account reserves of $7.9 billion, each as of December 31, 2003. These contracts represent substantially all of the company’s contracts that were in force as of December 31, 2003 for these products. In addition, effective as of January 1, 2004, the company ceded to UFLIC policy obligations under a block of long-term care insurance policies, which had reserves of $1.5 billion as of December 31, 2003. As part of the reinsurance transactions, UFLIC ceded to the company in-force blocks of Medicare supplement insurance, which had reserves of $19 million.

The unaudited pro forma financial information contained in this report reflects the company’s historical combined financial information as adjusted to give effect to the transactions described below and certain other transactions as if each had occurred as of January 1, 2003:

•	the removal of certain businesses of GEFAHI that were not transferred to the company in connection with the corporate reorganization;

•	the reinsurance transactions with UFLIC;

•	the issuance of equity and debt securities to GEFAHI in exchange for the assets that the company acquired and the liabilities that the company assumed in connection with the corporate reorganization; and

•	the issuance and sale of $1.9 billion of senior notes and $500 million of commercial paper and the application of the proceeds therefrom.

The unaudited adjusted pro forma financial information contained in this report reflects the company’s pro forma financial information, as further adjusted to give effect to the same transactions described above as if each had occurred as of January 1, 2004.

The unaudited pro forma financial information is based upon available information and assumptions that the company believes are reasonable. The unaudited pro forma financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what the company’s financial condition or results of operations would have been had the transactions described above occurred on the dates indicated, nor what they may be in the future.

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

Use of Non-GAAP Measures

This report includes the non-GAAP financial measure entitled “net operating earnings.” The company defines net operating earnings as pro forma net earnings from continuing operations, excluding pro forma after-tax net realized investment gains and losses (which can fluctuate significantly from period to period), changes in accounting principles and non-recurring, infrequent or unusual items. There were no non-recurring, infrequent or unusual items excluded from pro forma net operating earnings for the periods presented in this financial supplement other than a $22 million tax charge during the three months ended June 30, 2004 arising from the company’s separation from GE on May 28, 2004.

Management believes that analysis of net operating earnings enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. However, net operating earnings should not be viewed as a substitute for GAAP net earnings. In addition, the company’s definition of net operating earnings may differ from the definitions used by other companies. The table on page 5 of this report provides a reconciliation of adjusted pro forma net operating earnings (as defined below) to historical and pro forma net earnings.

All net realized investment gains (losses) are reflected in the Corporate and Other Segment and are not reflected in the results of any of the company’s other segments. As a result, the segment results contained in this financial supplement are presented on a net operating earnings basis, which is the same as net earnings under GAAP for all segments, except for the Corporate and Other Segment. For a reconciliation of pro forma net operating earnings for the Corporate and Other Segment to pro forma net earnings presented in accordance with GAAP, see the tables on pages 10 and 11 in this report. The term “net operating loss” as used in this report is also a non-GAAP financial measure and has an analogous meaning to “net operating earnings.”

Beginning with its earnings release for the year ended December 31, 2004, the company will present pro forma financial information for periods in 2004 that assumes the transactions described above had occurred on January 1, 2004. The company believes it is useful to its investors and analysts for it to communicate this change now, along with the resulting adjustments to previously published pro forma financial information, to enable them to become familiar with the change in the assumed effective date in advance of the year-end reporting season. As a result, this report includes the non-GAAP financial measure entitled “adjusted pro forma.”

The company defines adjusted pro forma to mean pro forma financial information for the first three quarters of 2004 (previously published and prepared in accordance with applicable regulations of the Securities and Exchange Commission, assuming that the transactions described above under “Basis of Historical and Pro Forma Financial Information” had occurred on January 1, 2003), as further adjusted to give effect to such transactions as if they had occurred on January 1, 2004. The tables on pages 5-7 provide reconciliations of adjusted pro forma financial information to historical financial information.

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

Reconciliation of Net Earnings to Adjusted Pro Forma Net Operating Earnings

(Amounts in millions, except per share data)

	Three months ended			Six months ended	Nine months ended
	March 31, 2004	June 30, 2004	September 30, 2004	June 30, 2004	September 30, 2004

Net earnings	$272	$268	$271	$540	$811
Net earnings from discontinued operations, net of taxes	—	—	—	—	—
(Gain) loss on sale of discontinued operations, net of taxes	(7)	—	—	(7)	(7)
Cumulative effect of accounting change, net of taxes	(5)	—	—	(5)	(5)

Net earnings from continuing operations	260	268	271	528	799

Excluded assets and liabilities (a)	1	6	—	7	7
Reinsurance transactions (b)	4	(4)	2	—	2
Capital structure and other (c)	(9)	(9)	—	(18)	(18)

Pro forma net earnings from continuing operations	256	261	273	517	790

Adjustments for change in assumed effective date (d)	(2)	(2)	(2)	(4)	(6)

Adjusted pro forma net earnings from continuing operations	254	259	271	513	784

Pro forma net realized (gains) losses on investments, net of taxes	(10)	(4)	(2)	(14)	(16)
One-time tax charge relating to initial public offering, net of taxes	—	22	—	22	22

Adjusted pro forma net operating earnings	$244	$277	$269	$521	$790

Net earnings per share
Basic	$0.56	$0.55	$0.55	$1.10	$1.66

Diluted	$0.56	$0.55	$0.55	$1.10	$1.65

Net earnings from continuing operations per share
Basic	$0.53	$0.55	$0.55	$1.08	$1.63

Diluted	$0.53	$0.55	$0.55	$1.08	$1.63

Pro forma net earnings from continuing operations per share
Basic	$0.52	$0.53	$0.56	$1.06	$1.61

Diluted	$0.52	$0.53	$0.56	$1.05	$1.61

Adjusted pro forma net earnings from continuing operations
Basic	$0.52	$0.53	$0.55	$1.05	$1.60

Diluted	$0.52	$0.53	$0.55	$1.05	$1.60

Adjusted pro forma net operating earnings per share
Basic	$0.50	$0.57	$0.55	$1.06	$1.61

Diluted	$0.50	$0.57	$0.55	$1.06	$1.61

Shares outstanding
Basic	489.5	489.5	489.6	489.5	489.5
Diluted	489.5	490.1	490.4	490.1	490.4

Note: For a discussion of notes (a), (b), (c), and (d) to these tables see Notes To Adjusted Pro Forma Financial Information on page 8.

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

Reconciliation of Historical Financial Information to Adjusted Pro Forma Financial Information - QTD

(Dollar amounts in millions)

	Three Months Ended March 31, 2004
	Historical	Pro forma adjustments - excluded assets and liabilities (a)	Pro forma adjustments - reinsurance transactions (b)	Pro forma adjustments - capital structure and other (c)	Pro forma	Adjustments for change in assumed effective date (d)	Adjusted pro forma
	(Unaudited)
REVENUES:
Premiums	$1,722	$(54)	$(49)	$—	$1,619	$—	$1,619
Net investment income	1,037	(18)	(247)	—	772	(19)	753
Net realized investment gains (losses)	16	(1)	—	—	15	—	15
Policy fees and other income	249	(67)	(30)	—	152	(3)	149

Total revenues	3,024	(140)	(326)	—	2,558	(22)	2,536

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,351	(49)	(213)	—	1,089	(9)	1,080
Interest credited	396	—	(66)	—	330	(7)	323
Underwriting, acquisition and insurance expenses, net of deferrals	508	(73)	(21)	—	414	(1)	413
Amortization of deferred acquisition costs and intangibles	345	(29)	(30)	—	286	(2)	284
Interest expense	47	—	—	14	61	—	61

Total benefits and expenses	2,647	(151)	(330)	14	2,180	(19)	2,161

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	377	11	4	(14)	378	(3)	375
Provision for income taxes	117	10	—	(5)	122	(1)	121

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$260	$1	$4	$(9)	$256	$(2)	$254

	Three Months Ended June 30, 2004
	Historical	Pro forma adjustments - excluded assets and liabilities (a)	Pro forma adjustments - reinsurance transactions (b)	Pro forma adjustments - capital structure and other (c)	Pro forma	Adjustments for change in assumed effective date (d)	Adjusted pro forma
	(Unaudited)
REVENUES:
Premiums	$1,708	$(26)	$(42)	$—	$1,640	$—	$1,640
Net investment income	1,001	(10)	(176)	—	815	(18)	797
Net realized investment gains (losses)	8	(2)	—	—	6	—	6
Policy fees and other income	204	(36)	(20)	—	148	(4)	144

Total revenues	2,921	(74)	(238)	—	2,609	(22)	2,587

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,290	(22)	(168)	—	1,100	(3)	1,097
Interest credited	364	—	(30)	—	334	(10)	324
Underwriting, acquisition and insurance expenses, net of deferrals	476	(44)	(12)	—	420	(4)	416
Amortization of deferred acquisition costs and intangibles	305	(17)	(21)	—	267	(3)	264
Interest expense	47	—	—	12	59	—	59

Total benefits and expenses	2,482	(83)	(231)	12	2,180	(20)	2,160

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	439	9	(7)	(12)	429	(2)	427
Provision for income taxes	171	3	(3)	(3)	168	—	168

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$268	$6	$(4)	$(9)	$261	$(2)	$259

	Three Months Ended September 30, 2004
	Historical	Pro forma adjustments - excluded assets and liabilities (a)	Pro forma adjustments - reinsurance transactions (b)	Pro forma adjustments - capital structure and other (c)	Pro forma	Adjustments for change in assumed effective date (d)	Adjusted pro forma
	(Unaudited)
REVENUES:
Premiums	$1,523	$—	$—	$—	$1,523	$—	$1,523
Net investment income	785	—	21	—	806	(21)	785
Net realized investment gains (losses)	3	—	—	—	3	—	3
Policy fees and other income	159	—	2	—	161	(2)	159

Total revenues	2,470	—	23	—	2,493	(23)	2,470

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,034	—	7	—	1,041	(7)	1,034
Interest credited	328	—	8	—	336	(8)	328
Underwriting, acquisition and insurance expenses, net of deferrals	399	—	2	—	401	(2)	399
Amortization of deferred acquisition costs and intangibles	242	—	2	—	244	(2)	242
Interest expense	60	—	—	—	60	—	60

Total benefits and expenses	2,063	—	19	—	2,082	(19)	2,063

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	407	—	4	—	411	(4)	407
Provision for income taxes	136	—	2	—	138	(2)	136

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$271	$—	$2	$—	$273	$(2)	$271

Note: For a discussion of notes (a), (b), (c), and (d) to these tables see Notes To Adjusted Pro Forma Financial Information on page 8.

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

Reconciliation of Historical Financial Information to Adjusted Pro Forma Financial Information - YTD

(Dollar amounts in millions)

	Three Months Ended March 31, 2004
	Historical	Pro forma adjustments - excluded assets and liabilities (a)	Pro forma adjustments - reinsurance transactions (b)	Pro forma adjustments - capital structure and other (c)	Pro forma	Adjustments for change in assumed effective date (d)	Adjusted pro forma
	(Unaudited)
REVENUES:
Premiums	$1,722	$(54)	$(49)	$—	$1,619	$—	$1,619
Net investment income	1,037	(18)	(247)	—	772	(19)	753
Net realized investment gains (losses)	16	(1)	—	—	15	—	15
Policy fees and other income	249	(67)	(30)	—	152	(3)	149

Total revenues	3,024	(140)	(326)	—	2,558	(22)	2,536

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,351	(49)	(213)	—	1,089	(9)	1,080
Interest credited	396	—	(66)	—	330	(7)	323
Underwriting, acquisition and insurance expenses, net of deferrals	508	(73)	(21)	—	414	(1)	413
Amortization of deferred acquisition costs and intangibles	345	(29)	(30)	—	286	(2)	284
Interest expense	47	—	—	14	61	—	61

Total benefits and expenses	2,647	(151)	(330)	14	2,180	(19)	2,161

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	377	11	4	(14)	378	(3)	375
Provision for income taxes	117	10	—	(5)	122	(1)	121

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$260	$1	$4	$(9)	$256	$(2)	$254

	Six Months Ended June 30, 2004
	Historical	Pro forma adjustments - excluded assets and liabilities (a)	Pro forma adjustments - reinsurance transactions (b)	Pro forma adjustments - capital structure and other (c)	Pro forma	Adjustments for change in assumed effective date (d)	Adjusted pro forma
	(Unaudited)
REVENUES:
Premiums	$3,430	$(80)	$(91)	$—	$3,259	$—	$3,259
Net investment income	2,038	(28)	(423)	—	1,587	(37)	1,550
Net realized investment gains (losses)	24	(3)	—	—	21	—	21
Policy fees and other income	453	(103)	(50)	—	300	(7)	293

Total revenues	5,945	(214)	(564)	—	5,167	(44)	5,123

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,641	(71)	(381)	—	2,189	(12)	2,177
Interest credited	760	—	(96)	—	664	(17)	647
Underwriting, acquisition and insurance expenses, net of deferrals	984	(117)	(33)	—	834	(5)	829
Amortization of deferred acquisition costs and intangibles	650	(46)	(51)	—	553	(5)	548
Interest expense	94	—	—	26	120	—	120

Total benefits and expenses	5,129	(234)	(561)	26	4,360	(39)	4,321

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	816	20	(3)	(26)	807	(5)	802
Provision for income taxes	288	13	(3)	(8)	290	(1)	289

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$528	$7	$—	$(18)	$517	$(4)	$513

	Nine Months Ended September 30, 2004
	Historical	Pro forma adjustments - excluded assets and liabilities (a)	Pro forma adjustments - reinsurance transactions (b)	Pro forma adjustments - capital structure and other (c)	Pro forma	Adjustments for change in assumed effective date (d)	Adjusted pro forma
	(Unaudited)
REVENUES:
Premiums	$4,953	$(80)	$(91)	$—	$4,782	$—	$4,782
Net investment income	2,823	(28)	(402)	—	2,393	(58)	2,335
Net realized investment gains (losses)	27	(3)	—	—	24	—	24
Policy fees and other income	612	(103)	(48)	—	461	(9)	452

Total revenues	8,415	(214)	(541)	—	7,660	(67)	7,593

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	3,675	(71)	(374)	—	3,230	(19)	3,211
Interest credited	1,088	—	(88)	—	1,000	(25)	975
Underwriting, acquisition and insurance expenses, net of deferrals	1,383	(117)	(31)	—	1,235	(7)	1,228
Amortization of deferred acquisition costs and intangibles	892	(46)	(49)	—	797	(7)	790
Interest expense	154	—	—	26	180	—	180

Total benefits and expenses	7,192	(234)	(542)	26	6,442	(58)	6,384

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	1,223	20	1	(26)	1,218	(9)	1,209
Provision for income taxes	424	13	(1)	(8)	428	(3)	425

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$799	$7	$2	$(18)	$790	$(6)	$784

Note: For a discussion of notes (a), (b), (c), and (d) to these tables see Notes To Adjusted Pro Forma Financial Information on page 8.

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

Notes to Adjusted Pro Forma Financial Information

(a)	Reflects adjustments to exclude amounts included in the company’s historical combined earnings relating to (1) certain businesses (formerly reported in the company’s Affinity Segment) and certain investment partnerships, which in each case were not transferred to the company, and (2) net realized investment (gains) losses and related tax benefit arising from sales of Affinity segment assets that were reflected in the company’s Corporate and Other Segment.

(b)	Reflects adjustments to record the effects of the reinsurance transactions the company entered into with, and the related contribution the company made to, UFLIC, an indirect subsidiary of GE. As part of these transactions, the company ceded to UFLIC all of its in-force structured settlement contracts, substantially all of its in-force variable annuity contracts, and a block of long-term care insurance policies that it reinsured from Travelers in 2000, and it assumed from UFLIC a block of Medicare supplement insurance, all effective as of January 1, 2004. The unaudited pro forma earnings information gives effect to the reinsurance transactions as if each occurred as of January 1, 2003 and excludes the effects of all ceded reinsured contracts that were issued before January 1, 2003. The company has continued to sell variable annuities and structured settlements after completion of the reinsurance transactions and is retaining that business for its own account, subject to third party reinsurance in the ordinary course of business.

As a result, the company’s unaudited pro forma combined statement of earnings reflects premiums and fees from these products issued after January 1, 2003, even though variable annuities and structured settlements issued during 2003 are included in the blocks of policies reinsured to UFLIC. The company’s pro forma combined statements of earnings exclude the impact of the entire block of long-term care insurance policies that the company ceded to UFLIC as the company did not issue any new policies for this block in 2003, and the company will not issue any in the future.

Under the reinsurance transactions, the company receives an expense allowance to reimburse it for costs it incurs to service the reinsured blocks. Actual costs and expense allowance amounts will be determined by expense studies to be conducted periodically. The pro forma adjustments have been prepared assuming that actual costs incurred during the pro forma periods, as determined under the company’s historical cost structure and allocation methods, were reimbursed by an expense allowance.

In addition to investment assets transferred to UFLIC in exchange for a reinsurance recoverable asset from UFLIC, concurrently, the company contributed $1.836 billion of capital to UFLIC which primarily represented the excess statutory capital in the company’s insurance subsidiaries after giving effect to the reinsurance transactions. As a significant portion of the assets transferred and contributed were not owned for the entire period, the pro forma earnings adjustments to reduce net investment income and net realized investment gains were based upon a proportional allocation of investment income from the investment assets historically identified (1) as supporting the blocks of business reinsured for the reinsurance, and (2) as representing surplus of subsidiaries providing assets to be contributed to UFLIC for the contribution.

(c)	Reflects adjustments for changes in the company’s capitalization to exclude the impact of commercial paper, short-term borrowings from GE Capital and derivatives that were not transferred to the company in connection with the corporate reorganization and to include the impact of the issuance of $600 million of the company’s 6.00% Equity Units and $100 million of the company’s 5.25% mandatorily redeemable Series A Cumulative Preferred Stock, both of which were completed on May 28, 2004, the issuance of 3, 5, 10 and 30 year notes totaling $1.9 billion which was completed June 15, 2004, and the issuance of $500 million of commercial paper which was completed June 14, 2004, as well as interest expense related to the accretion of the company’s obligation to GE under the Tax Matters Agreement and the tax impacts resulting from these changes in the company’s capitalization.

(d)	Reflects adjustments to record the effects of the reinsurance transactions described in footnote (b) as if each occurred as of January 1, 2004 (rather than January 1, 2003) and excludes the effects of all ceded reinsured contracts that were issued after January 1, 2003 but before January 1, 2004. All these adjustments relate to the company’s Retirement Income and Investments segment because none of the company’s other segments include ceded reinsured contracts that were issued after January 1, 2003. In the Retirement Income and Investments segment, such contracts include variable annuities and structured settlements.

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

ADJUSTED PRO FORMA HIGHLIGHTS

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

Adjusted Pro Forma Financial Highlights - QTD

(Amounts in millions, except per share data)

	Three months ended
Adjusted pro forma earnings by segment	March 31, 2004	June 30, 2004	September 30, 2004
Earnings (loss) from continuing operations before income taxes and accounting change
Protection	$192	$206	$216
Retirement Income and Investments	46	68	62
Mortgage Insurance	148	163	150
Corporate and Other	(11)	(10)	(21)

Total	$375	$427	$407

Segment net earnings (loss)
Protection	$123	$129	$135
Retirement Income and Investments	30	43	40
Mortgage Insurance	103	114	102
Corporate and Other	(2)	(27)	(6)

Total	$254	$259	$271

Net operating earnings (loss)
Protection	$123	$129	$135
Retirement Income and Investments	30	43	40
Mortgage Insurance	103	114	102
Corporate and Other (see reconciliation below)	(12)	(9)	(8)

Total	$244	$277	$269

Note: Pro forma segment net earnings for the Protection, Mortgage Insurance and Corporate and Other segments are not affected by the upcoming change in the assumed effective date of the pro forma adjustments. As a result, pro forma segment net earnings for these segments are the same as adjusted pro forma segment net earnings. In the Retirement Income and Investments segment, the upcoming change in the assumed effective date results in the adjustments described in note (d) on page 8 and shown on pages 5, 6 and 7 under the heading “Adjustments for change in assumed effective date.”

	As of or for the three months ended
Adjusted pro forma earnings per share	March 31, 2004	June 30, 2004	September 30, 2004
Basic EPS
Net earnings from continuing operations per share	$0.52	$0.53	$0.55
Net operating earnings per share	$0.50	$0.57	$0.55

Diluted EPS
Net earnings from continuing operations per share	$0.52	$0.53	$0.55
Net operating earnings per share	$0.50	$0.57	$0.55

Shares outstanding (millions)
Basic	489.5	489.5	489.6
Diluted	489.5	490.1	490.4

	Three months ended
Reconciliation of Corporate and Other segment net loss to pro forma net operating loss	March 31, 2004	June 30, 2004	September 30, 2004
Segment net loss	$4	$(10)	$(6)
Excluded assets and liabilities (a)	1	(6)	—
Reinsurance transactions (b)	2	(2)	—
Capital structure and other (c)	(9)	(9)	—

Pro forma net loss from continuing operations	(2)	(27)	(6)

Net realized (gains) losses on investments, net of taxes	(10)	(4)	(2)
One-time tax charge relating to initial public offering	—	22	—

Pro forma net operating loss	$(12)	$(9)	$(8)

Note: For a discussion of notes (a), (b), (c), and (d) to these tables see Notes To Adjusted Pro Forma Financial Information on page 8.

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

Adjusted Pro Forma Financial Highlights - YTD

(Amounts in millions, except per share data)

Adjusted pro forma earnings by segment	Three months ended March 31, 2004	Six months ended June 30, 2004	Nine months ended September 30, 2004
Earnings (loss) from continuing operations before income taxes and accounting change
Protection	$192	$398	$614
Retirement Income and Investments	46	114	176
Mortgage Insurance	148	311	461
Corporate and Other	(11)	(21)	(42)

Total	$375	$802	$1,209

Segment net earnings (loss)
Protection	$123	$252	$387
Retirement Income and Investments	30	73	113
Mortgage Insurance	103	217	319
Corporate and Other	(2)	(29)	(35)

Total	$254	$513	$784

Net operating earnings (loss)
Protection	$123	$252	$387
Retirement Income and Investments	30	73	113
Mortgage Insurance	103	217	319
Corporate and Other (see reconciliation below)	(12)	(21)	(29)

Total	$244	$521	$790

Note: Pro forma segment net earnings for the Protection, Mortgage Insurance and Corporate and Other segments are not affected by the upcoming change in the assumed effective date of the pro forma adjustments. As a result, pro forma segment net earnings for these segments are the same as adjusted pro forma segment net earnings. In the Retirement Income and Investments segment, the upcoming change in the assumed effective date results in the adjustments described in note (d) on page 8 and shown on pages 5, 6 and 7 under the heading “Adjustments for change in assumed effective date.”

Adjusted pro forma earnings per share	As of or for the three months ended March 31, 2004	As of or for the six months ended June 30, 2004	As of or for the nine months ended September 30, 2004
Basic EPS
Net earnings from continuing operations per share	$0.52	$1.05	$1.60
Net operating earnings per share	$0.50	$1.06	$1.61

Diluted EPS
Net earnings from continuing operations per share	$0.52	$1.05	$1.60
Net operating earnings per share	$0.50	$1.06	$1.61

Shares outstanding (millions)
Basic	489.5	489.5	489.5
Diluted	489.5	490.1	490.4

Reconciliation of Corporate and Other segment net loss to pro forma net operating loss	Three months ended March 31, 2004	Six months ended June 30, 2004	Nine months ended September 30, 2004
Segment net loss	$4	$(6)	$(12)
Excluded assets and liabilities (a)	1	(5)	(5)
Reinsurance transactions (b)	2	—	—
Capital structure and other (c)	(9)	(18)	(18)

Pro forma net loss from continuing operations	(2)	(29)	(35)

Net realized (gains) losses on investments, net of taxes	(10)	(14)	(16)
One-time tax charge relating to initial public offering	—	22	22

Pro forma net operating loss	$(12)	$(21)	$(29)

Note: For a discussion of notes (a), (b), (c), and (d) to these tables see Notes To Adjusted Pro Forma Financial Information on page 8.

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

Adjusted Pro Forma Earnings From Continuing Operations - QTD

(Dollar amounts in millions)

	Three months ended
	March 31, 2004	June 30, 2004	September 30, 2004
REVENUES:
Premiums	$1,619	$1,640	$1,523
Net investment income	753	797	785
Net realized investment gains	15	6	3
Policy fees and other income	149	144	159

Total revenues	2,536	2,587	2,470

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,080	1,097	1,034
Interest credited	323	324	328
Underwriting, acquisition and insurance expenses, net of deferrals	413	416	399
Amortization of deferred acquisition costs and intangibles	284	264	242
Interest expense	61	59	60

Total benefits and expenses	2,161	2,160	2,063

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	375	427	407
Provision for income taxes	121	168	136
Effective tax rate	32%	39%	33%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$254	$259	$271

Note: Pro forma segment net earnings for the Protection, Mortgage Insurance and Corporate and Other segments are not affected by the upcoming change in the assumed effective date of the pro forma adjustments. As a result, pro forma segment net earnings for these segments are the same as adjusted pro forma segment net earnings. In the Retirement Income and Investments segment, the upcoming change in the assumed effective date results in the adjustments described in note (d) on page 8 and shown on pages 5, 6 and 7 under the heading “Adjustments for change in assumed effective date.”

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

Adjusted Pro Forma Earnings From Continuing Operations - YTD

(Dollar amounts in millions)

	Three months ended March 31, 2004	Six months ended June 30, 2004	Nine months ended September 30, 2004
REVENUES:
Premiums	$1,619	$3,259	$4,782
Net investment income	753	1,550	2,335
Net realized investment gains	15	21	24
Policy fees and other income	149	293	452

Total revenues	2,536	5,123	7,593

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,080	2,177	3,211
Interest credited	323	647	975
Underwriting, acquisition and insurance expenses, net of deferrals	413	829	1,228
Amortization of deferred acquisition costs and intangibles	284	548	790
Interest expense	61	120	180

Total benefits and expenses	2,161	4,321	6,384

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	375	802	1,209
Provision for income taxes	121	289	425
Effective tax rate	32%	36%	35%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$254	$513	$784

Note: Pro forma segment net earnings for the Protection, Mortgage Insurance and Corporate and Other segments are not affected by the upcoming change in the assumed effective date of the pro forma adjustments. As a result, pro forma segment net earnings for these segments are the same as adjusted pro forma segment net earnings. In the Retirement Income and Investments segment, the upcoming change in the assumed effective date results in the adjustments described in note (d) on page 8 and shown on pages 5, 6 and 7 under the heading “Adjustments for change in assumed effective date.”

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

ADJUSTED PRO FORMA INFORMATION

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

Adjusted Pro Forma Statement of Earnings by Segment - QTD

(Dollar amounts in millions)

Three months ended March 31, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$1,121	$277	$195	$26	$1,619
Net investment income	281	377	60	35	753
Net realized investment gains	—	—	—	15	15
Policy fees and other income	87	52	8	2	149

Total revenues	1,489	706	263	78	2,536

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	694	338	39	9	1,080
Interest credited	90	233	—	—	323
Underwriting, acquisition and insurance expenses, net of deferrals	269	61	64	19	413
Amortization of deferred acquisition costs and intangibles	241	28	12	3	284
Interest expense	3	—	—	58	61

Total benefits and expenses	1,297	660	115	89	2,161

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	192	46	148	(11)	375

Provision for income taxes	69	16	45	(9)	121

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	123	30	103	(2)	254

Net realized investment gains on investments, net of tax	—	—	—	(10)	(10)
One-time tax charge relating to initial public offering	—	—	—	—	—

NET OPERATING EARNINGS (LOSS)	$123	$30	$103	$(12)	$244

Three months ended June 30, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$1,098	$321	$195	$26	$1,640
Net investment income	288	395	61	53	797
Net realized investment gains	—	—	—	6	6
Policy fees and other income	79	53	10	2	144

Total revenues	1,465	769	266	87	2,587

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	691	370	27	9	1,097
Interest credited	90	234	—	—	324
Underwriting, acquisition and insurance expenses, net of deferrals	262	61	65	28	416
Amortization of deferred acquisition costs and intangibles	214	35	11	4	264
Interest expense	2	1	—	56	59

Total benefits and expenses	1,259	701	103	97	2,160

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	206	68	163	(10)	427

Provision for income taxes	77	25	49	17	168

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	129	43	114	(27)	259

Net realized investment gains on investments, net of tax	—	—	—	(4)	(4)
One-time tax charge relating to initial public offering	—	—	—	22	22

NET OPERATING EARNINGS (LOSS)	$129	$43	$114	$(9)	$277

Three months ended September 30, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$1,085	$219	$197	$22	$1,523
Net investment income	298	393	65	29	785
Net realized investment gains	—	—	—	3	3
Policy fees and other income	91	52	10	6	159

Total revenues	1,474	664	272	60	2,470

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	698	281	46	9	1,034
Interest credited	91	237	—	—	328
Underwriting, acquisition and insurance expenses, net of deferrals	267	59	64	9	399
Amortization of deferred acquisition costs and intangibles	198	25	12	7	242
Interest expense	4	—	—	56	60

Total benefits and expenses	1,258	602	122	81	2,063

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	216	62	150	(21)	407

Provision for income taxes	81	22	48	(15)	136

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	135	40	102	(6)	271

Net realized investment gains on investments, net of tax	—	—	—	(2)	(2)
One-time tax charge relating to initial public offering	—	—	—	—	—

NET OPERATING EARNINGS (LOSS)	$135	$40	$102	$(8)	$269

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

Adjusted Pro Forma Statement of Earnings by Segment - YTD

(Dollar amounts in millions)

Three months ended March 31, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$1,121	$277	$195	$26	$1,619
Net investment income	281	377	60	35	753
Net realized investment gains	—	—	—	15	15
Policy fees and other income	87	52	8	2	149

Total revenues	1,489	706	263	78	2,536

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	694	338	39	9	1,080
Interest credited	90	233	—	—	323
Underwriting, acquisition and insurance expenses, net of deferrals	269	61	64	19	413
Amortization of deferred acquisition costs and intangibles	241	28	12	3	284
Interest expense	3	—	—	58	61

Total benefits and expenses	1,297	660	115	89	2,161

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	192	46	148	(11)	375

Provision for income taxes	69	16	45	(9)	121

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	123	30	103	(2)	254

Net realized investment gains on investments, net of tax	—	—	—	(10)	(10)
One-time tax charge relating to initial public offering	—	—	—	—	—

NET OPERATING EARNINGS (LOSS)	$123	$30	$103	$(12)	$244

Six months ended June 30, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$2,219	$598	$390	$52	$3,259
Net investment income	569	772	121	88	1,550
Net realized investment gains	—	—	—	21	21
Policy fees and other income	166	105	18	4	293

Total revenues	2,954	1,475	529	165	5,123

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,385	708	66	18	2,177
Interest credited	180	467	—	—	647
Underwriting, acquisition and insurance expenses, net of deferrals	531	122	129	47	829
Amortization of deferred acquisition costs and intangibles	455	63	23	7	548
Interest expense	5	1	—	114	120

Provision for income taxes	2,556	1,361	218	186	4,321

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	398	114	311	(21)	802

Provision for income taxes	146	41	94	8	289

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	252	73	217	(29)	513

Net realized investment gains on investments, net of tax	—	—	—	(14)	(14)
One-time tax charge relating to initial public offering	—	—	—	22	22

NET OPERATING EARNINGS (LOSS)	$252	$73	$217	$(21)	$521

Nine months ended September 30, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$3,304	$817	$587	$74	$4,782
Net investment income	867	1,165	186	117	2,335
Net realized investment gains	—	—	—	24	24
Policy fees and other income	257	157	28	10	452

Total revenues	4,428	2,139	801	225	7,593

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,083	989	112	27	3,211
Interest credited	271	704	—	—	975
Underwriting, acquisition and insurance expenses, net of deferrals	798	181	193	56	1,228
Amortization of deferred acquisition costs and intangibles	653	88	35	14	790
Interest expense	9	1	—	170	180

Total benefits and expenses	3,814	1,963	340	267	6,384

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	614	176	461	(42)	1,209

Provision for income taxes	227	63	142	(7)	425

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	387	113	319	(35)	784

Net realized investment gains on investments, net of tax	—	—	—	(16)	(16)
One-time tax charge relating to initial public offering	—	—	—	22	22

NET OPERATING EARNINGS (LOSS)	$387	$113	$319	$(29)	$790

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

Adjusted Pro Forma Segment Net Earnings QTD - Retirement Income and Investments

(Dollar amounts in millions)

Three months ended March 31, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$277	$—	$—	$277
Net investment income	296	5	76	377
Policy fees and other income	2	50	—	52

Total revenues	575	55	76	706

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	333	5	—	338
Interest credited	163	4	66	233
Underwriting, acquisition and insurance expenses, net of deferrals	28	32	1	61
Amortization of deferred acquisition costs and intangibles	26	2	—	28
Interest expense	—	—	—	—

Total benefits and expenses	550	43	67	660

EARNINGS BEFORE INCOME TAXES	25	12	9	46

Provision for income taxes	9	4	3	16

SEGMENT NET EARNINGS	$16	$8	$6	$30

Three months ended June 30, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$321	$—	$—	$321
Net investment income	312	(1)	84	395
Policy fees and other income	4	49	—	53

Total revenues	637	48	84	769

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	372	(2)	—	370
Interest credited	167	—	67	234
Underwriting, acquisition and insurance expenses, net of deferrals	33	27	1	61
Amortization of deferred acquisition costs and intangibles	30	5	—	35
Interest expense	—	1	—	1

Total benefits and expenses	602	31	68	701

EARNINGS BEFORE INCOME TAXES	35	17	16	68

Provision for income taxes	13	6	6	25

SEGMENT NET EARNINGS	$22	$11	$10	$43

Three months ended September 30, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$219	$—	$—	$219
Net investment income	312	3	78	393
Policy fees and other income	5	47	—	52

Total revenues	536	50	78	664

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	279	2	—	281
Interest credited	164	2	71	237
Underwriting, acquisition and insurance expenses, net of deferrals	31	27	1	59
Amortization of deferred acquisition costs and intangibles	23	2	—	25
Interest expense	1	(1)	—	—

Total benefits and expenses	498	32	72	602

EARNINGS BEFORE INCOME TAXES	38	18	6	62

Provision for income taxes	14	6	2	22

SEGMENT NET EARNINGS	$24	$12	$4	$40

Segment Adjusted Pro Forma Net Operating Earnings is equivalent to Adjusted Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

Adjusted Pro Forma Segment Net Earnings YTD - Retirement Income and Investments

(Dollar amounts in millions)

Three months ended March 31, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$277	$—	$—	$277
Net investment income	296	5	76	377
Policy fees and other income	2	50	—	52

Total revenues	575	55	76	706

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	333	5	—	338
Interest credited	163	4	66	233
Underwriting, acquisition and insurance expenses, net of deferrals	28	32	1	61
Amortization of deferred acquisition costs and intangibles	26	2	—	28
Interest expense	—	—	—	—

Total benefits and expenses	550	43	67	660

EARNINGS BEFORE INCOME TAXES	25	12	9	46

Provision for income taxes	9	4	3	16

SEGMENT NET EARNINGS	$16	$8	$6	$30

Six months ended June 30, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$598	$—	$—	$598
Net investment income	608	4	160	772
Policy fees and other income	6	99	—	105

Total revenues	1,212	103	160	1,475

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	705	3	—	708
Interest credited	330	4	133	467
Underwriting, acquisition and insurance expenses, net of deferrals	61	59	2	122
Amortization of deferred acquisition costs and intangibles	56	7	—	63
Interest expense	—	1	—	1

Total benefits and expenses	1,152	74	135	1,361

EARNINGS BEFORE INCOME TAXES	60	29	25	114

Provision for income taxes	22	10	9	41

SEGMENT NET EARNINGS	$38	$19	$16	$73

Nine months ended September 30, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$817	$—	$—	$817
Net investment income	920	7	238	1,165
Policy fees and other income	11	146	—	157

Total revenues	1,748	153	238	2,139

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	984	5	—	989
Interest credited	494	6	204	704
Underwriting, acquisition and insurance expenses, net of deferrals	92	86	3	181
Amortization of deferred acquisition costs and intangibles	79	9	—	88
Interest expense	1	—	—	1

Total benefits and expenses	1,650	106	207	1,963

EARNINGS BEFORE INCOME TAXES	98	47	31	176

Provision for income taxes	36	16	11	63

SEGMENT NET EARNINGS	$62	$31	$20	$113

Segment Adjusted Pro Forma Net Operating Earnings is equivalent to Adjusted Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

Adjusted Pro Forma Net Earnings by Quarter

(Dollar amounts in millions)

	2004
	Q1	Q2	Q3	YTD
REVENUES:
Premiums	$1,619	$1,640	$1,523	$4,782
Net investment income	753	797	785	2,335
Net realized investment gains	15	6	3	24
Policy fees and other income	149	144	159	452

Total revenues	2,536	2,587	2,470	7,593

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,080	1,097	1,034	3,211
Interest credited	323	324	328	975
Underwriting, acquisition and insurance expenses, net of deferrals	413	416	399	1,228
Amortization of deferred acquisition costs and intangibles	284	264	242	790
Interest expense	61	59	60	180

Total benefits and expenses	2,161	2,160	2,063	6,384

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	375	427	407	1,209

Provision for income taxes	121	168	136	425

NET EARNINGS FROM CONTINUING OPERATIONS	254	259	271	784

Net realized investment gains on investments, net of tax	(10)	(4)	(2)	(16)
One-time tax charge relating to initial public offering	—	22	—	22

NET OPERATING EARNINGS	$244	$277	$269	$790

Note: Pro forma segment net earnings for the Protection, Mortgage Insurance and Corporate and Other segments are not affected by the upcoming change in the assumed effective date of the pro forma adjustments. As a result, pro forma segment net earnings for these segments are the same as adjusted pro forma segment net earnings. In the Retirement Income and Investments segment, the upcoming change in the assumed effective date results in the adjustments described in note (d) on page 8 and shown on pages 5, 6 and 7 under the heading “Adjustments for change in assumed effective date.”

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

Adjusted Pro Forma Segment Net Earnings by Quarter - Retirement Income and Investments

(Dollar amounts in millions)

	2004
	Q1	Q2	Q3	YTD
REVENUES:
Premiums	$277	$321	$219	$817
Net investment income	377	395	393	1,165
Policy fees and other income	52	53	52	157

Total revenues	706	769	664	2,139

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	338	370	281	989
Interest credited	233	234	237	704
Underwriting, acquisition and insurance expenses, net of deferrals	61	61	59	181
Amortization of deferred acquisition costs and intangibles	28	35	25	88
Interest expense	—	1	—	1

Total benefits and expenses	660	701	602	1,963

EARNINGS BEFORE INCOME TAXES	46	68	62	176

Provision for income taxes	16	25	22	63

SEGMENT NET EARNINGS	$30	$43	$40	$113

Segment Adjusted Pro Forma Net Operating Earnings is equivalent to Adjusted Pro Forma Segment Net Earnings.

Note: Pro forma segment net earnings for the Protection, Mortgage Insurance and Corporate and Other segments are not affected by the upcoming change in the assumed effective date of the pro forma adjustments. As a result, pro forma segment net earnings for these segments are the same as adjusted pro forma segment net earnings. In the Retirement Income and Investments segment, the upcoming change in the assumed effective date results in the adjustments described in note (d) on page 8 and shown on pages 5, 6 and 7 under the heading “Adjustments for change in assumed effective date.”

GENWORTH FINANCIAL

1Q, 2Q & 3Q 2004 SELECTED FINANCIAL INFORMATION

About Genworth Financial

Genworth is a leading insurance holding company, serving the lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers, and has operations in 20 countries, including the U.S., Canada, Australia, the U.K. and more than a dozen other European countries. For more information, visit www.genworth.com

Inquiries:

Genworth Financial, Inc., Richmond

Jean Peters, 804/662-2693

jean.peters@genworth.com

Alicia Charity, 804/662-2248

alicia.charity@genworth.com